UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.               )

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FMI Mutual Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FMI MUTUAL FUNDS, INC.

FMI PROVIDENT TRUST STRATEGY FUND

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

July 6, 2012

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of the FMI Provident Trust Strategy Fund (the “Fund”) to be held at 10:00 a.m. (Central Time), Friday, August 24, 2012, at the offices of FMI Mutual Funds, Inc. (the “Corporation”) located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  At this meeting, you are being asked to approve a new advisory agreement between the Corporation and Provident Trust Company (“Provident”), elect four directors to the Board of Directors of the Corporation (the “Board”), approve changes to the Fund’s investment limitations and approve an amendment to the Corporation’s articles of incorporation.

As discussed in more detail in the enclosed Proxy Statement, Fiduciary Management, Inc. (“FMI”), the adviser to the Fund, notified the Board that it wished to resign as the investment adviser to the Fund and that the Fund’s subadviser, Provident, wished to become the successor investment adviser.  The Board voted to approve Provident to replace FMI as adviser to the Fund, subject to shareholder approval.  The Board also voted to approve the nominees to the Board, changes to the Fund’s investment limitations and an amendment to the Corporation’s articles of incorporation, subject to shareholder approval.

The question and answer section that follows briefly discusses the proposals and nominees, while the Proxy Statement provides greater detail about the proposals and the nominees.  Please review and consider the proposals carefully.

The Board has unanimously approved the proposals and the nominees, and recommends that you vote in favor of each proposal and elect the four nominees to the Board.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the Fund and for your continuing support.

Sincerely,

/s/ Ted D. Kellner

Ted D. Kellner
President

FMI MUTUAL FUNDS, INC.

FMI PROVIDENT TRUST STRATEGY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the FMI Provident Trust Strategy Fund (the “Fund”), a series of FMI Mutual Funds, Inc., a Wisconsin corporation (the “Corporation”), will be held on Friday, August 24, 2012, at 10:00 a.m. (Central Time) at the offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the meeting or any adjournment or postponement thereof:

1.	To approve an advisory agreement between the Corporation, on behalf of the Fund, and Provident Trust Company (“Provident”).

2.	To elect four directors.

3.	To approve the reclassification of the following fundamental investment limitations of the Fund as non-fundamental:

A.	Selling short and buying on margin, and
B.	Pledging assets.

4.	To approve the modification of the following fundamental investment limitations of the Fund:

A.	Issuing senior securities and borrowing money,
B.	Loans,
C.	Investing in real estate, and
D.	Investing in commodities.

5.	To approve the elimination of the following fundamental investment limitations of the Fund:

A.	Ownership of related party securities,
B.	The acquisition of securities also owned by certain related persons, and
C.	Oil, gas or other mineral leases.

6.	To approve an amendment to the Corporation’s articles of incorporation to revise Article III, the Corporation’s purpose.

The Board of Directors recommends that shareholders vote FOR each proposal and elect the four nominees to the Board.

Only shareholders of record at the close of business on June 29, 2012, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on August 24, 2012:

The Proxy Statement and a copy of the Fund’s most recent annual and semi-annual reports to shareholders are available at www.fiduciarymgt.com/fmifunds/fmirx/specialmeeting.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY
TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE
WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

We urge you to submit your proxy as soon as possible.  You can do this in one of three ways by:  (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet.  If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation.

By Order of the Board of Directors,

/s/ John S. Brandser

John S. Brandser

Secretary

Milwaukee, Wisconsin
July 6, 2012

2

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the proposals.

Q.	Why am I receiving this Proxy Statement?

A.
Fiduciary Management, Inc. (“FMI”), the adviser to the Fund, notified the Board that it wished to resign as the investment adviser to the Fund and that the Fund’s subadviser, Provident, wished to become the successor investment adviser.  The Board voted to approve Provident to replace FMI as adviser to the Fund, subject to shareholder approval.  Accordingly, we are asking shareholders to approve the new advisory agreement.  In addition, the Board has recommended that shareholders elect four nominees as directors, approve changes to the Fund’s investment limitations and approve an amendment to the Corporation’s articles of incorporation.

Q.	How does the change in adviser and the Board affect the Fund?

A.
The Fund and its investment objective have not changed.  You still own the same number of shares in the Fund and the value of your investment will not change as a result of the change in adviser or Board.  Under the new advisory agreement, Provident will provide advisory services to the Fund on substantially the same terms as FMI provided under the prior agreement, except for the name of the investment adviser, the date of effectiveness and initial term.  In addition, there will be no change in the day-to-day management of the Fund’s investment portfolio as a result of the change in investment adviser, as the current portfolio managers of the Fund will continue as portfolio managers of the Fund.

Q.	Will the advisory fee rate be the same under the new advisory agreement?

A.	Yes.

Q.	When will the new advisory agreement take effect?

A.	Following shareholder approval, the new advisory agreement will become effective on or about August 31, 2012.

Q.	What will happen if shareholders do not approve the new advisory agreement?

A.
If Proposal 1 (the approval of the new advisory agreement) is not approved by shareholders, none of the nominees in Proposal 2 will take office, even if elected by shareholders.  In such an event, the current directors would continue to serve and FMI would continue as the investment adviser.

Q.	Why am I being asked to approve changes to the Fund’s fundamental investment limitations?

A.
The Fund’s fundamental investment limitations may only be changed if approved by shareholders.  Since the Fund is soliciting shareholder approval of other proposals, Provident reviewed the Fund’s fundamental investment limitations for purposes of simplifying and modernizing those limitations required to be fundamental and reclassifying or eliminating those limitations that are not required to be fundamental.

i

Q.	Will the proposed modifications to the Fund’s fundamental investment limitations change the manner in which the Fund is managed?

A.
Provident does not anticipate that these changes will affect the investment process or the manner in which the Fund is managed.  The Fund will continue to have the same investment objective and strategy, and the Fund will continue to be managed in accordance with its investment objective and strategy.

Q.	Why am I being asked to approve an amendment to the Corporation’s articles of incorporation?

A.	The Board wishes to simplify and modernize Article III, the purposes for which the Corporation is organized, to make it more consistent with its business as a registered investment company.

Q.	What will happen if some of the proposals are approved and others are not?

A.
If sufficient votes are not obtained to approve all proposals, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support with respect to the proposals that have not received sufficient votes.  If, after additional proxy solicitation, a proposal is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.

Q.	How does the Board recommend that I vote?

A.
After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, recommends that you vote FOR the proposals and FOR each of the nominees.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. FMI and Provident have agreed to share these costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the toll-free number on your proxy card;
•	Through the Internet, using the website address on your proxy card; or
•	In person at the shareholder meeting.

ii

If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian will send you a full meeting package including a voting instruction form to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone.  You may not vote in person at the shareholder meeting unless you first obtain a proxy issued in your name from your broker, nominee, fiduciary or other custodian.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call Fiduciary Management, Inc. at (414) 226-4545.

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TABLE OF CONTENTS

Page

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN THE CORPORATION AND PROVIDENT	1
PROPOSAL 2: ELECTION OF DIRECTORS	8
PROPOSAL 3: RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS AS NON-FUNDAMENTAL	17
PROPOSAL 4: MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS	20
PROPOSAL 5: ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS	24
PROPOSAL 6: AMENDMENT TO THE CORPORATION’S ARTICLES OF INCORPORATION TO REVISE ARTICLE III, THE CORPORATION’S PURPOSE	26
OTHER MATTERS	27
OTHER INFORMATION	27
SERVICE PROVIDERS	30
ADDITIONAL INFORMATION	31
FUTURE MEETINGS; SHAREHOLDER PROPOSALS	31
ANNEX A - FORM OF NEW ADVISORY AGREEMENT	A-1

FMI MUTUAL FUNDS, INC.

FMI PROVIDENT TRUST STRATEGY FUND

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
August 24, 2012

General.  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of FMI Mutual Funds, Inc. (the “Corporation”) with respect to the FMI Provident Trust Strategy Fund (the “Fund”).  The Corporation’s authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Fund.

The special meeting of shareholders will be held at the principal offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Friday, August 24, 2012, at 10:00 a.m. (Central Time) and at any adjourned or postponed session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”).  It is expected that the Notice, this Proxy Statement and Proxy Card will be mailed to shareholders on or about July 6, 2012.

Record Date/Shareholders Entitled to Vote.  If you owned shares of the Fund as of the close of business on June 29, 2012 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

PROPOSAL 1:  APPROVAL OF THE NEW ADVISORY AGREEMENT

BETWEEN THE CORPORATION AND PROVIDENT

Fiduciary Management, Inc. (“FMI”) is the current investment adviser to the Fund and Provident Trust Company (“Provident”) is the current subadviser to the Fund.  Pursuant to an Asset Purchase Agreement (the “Agreement”), FMI has agreed to sell its investment management business relating to its advisory services to the Fund (the “Fund Advisory Business”) to Provident and Provident has agreed to buy the Fund Advisory Business.  In connection with such sale and purchase (the “Transaction”), the Agreement provides that, following requisite board of director and shareholder approvals, Provident will serve as investment adviser to the Fund under a new investment advisory agreement; the current board of directors of the Fund will be replaced by a board of directors that does not oversee other investment companies advised by FMI; and the current investment advisory agreement and subadvisory agreement will terminate upon the closing of the Transaction (the “Closing”).  If shareholder approval is obtained and each of the terms and conditions of the Agreement is satisfied or waived, the parties anticipate that the Closing will occur on or about August 31, 2012.

The Closing is subject to shareholder approval of Proposals 1 and 2 of this Proxy Statement.  Therefore, if shareholders do not approve the proposed new advisory agreement between the Corporation and Provident, or do not elect the four nominees to the Board of Directors of the Corporation (the “Board”), then the Transaction will not be completed.  In such case, the current directors will continue to serve as the Fund’s directors and FMI will continue as the investment adviser to the Fund.

The Closing is not subject to shareholder approval of Proposals 3, 4, 5 and 6 of this Proxy Statement.  Therefore, as long as Proposals 1 and 2 are approved by shareholders, the Transaction will be completed regardless of whether shareholders approve or do not approve Proposals 3, 4, 5 and 6.

At an in-person meeting held on June 15, 2012, FMI advised the Board of the Agreement and its intent to resign as the adviser to the Fund and proposed that Provident become the successor adviser to the Fund.  The Board accepted FMI’s resignation, which will be effective following the Closing.  The Board also approved Provident to replace FMI as adviser to the Fund, subject to shareholder approval.

Shareholders are being asked to approve a new advisory agreement between the Corporation, on behalf of the Fund, and Provident.  Under the new advisory agreement, Provident will provide services to the Fund equivalent to the services provided by FMI under the prior advisory agreement.  The Board, including a majority of the “disinterested” directors (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has approved the new advisory agreement between the Corporation and Provident with respect to the Fund and has approved submitting the new advisory agreement to shareholders of the Fund for approval.

There will be no change in the day-to-day management of the Fund’s investment portfolio as a result of the change in investment adviser, as the current portfolio managers of the Fund will continue as portfolio managers of the Fund.

The remainder of this section provides more detail about the prior advisory agreement, the new advisory agreement, Provident, information on the Board’s considerations and approval and concludes with the Board’s recommendation.

Prior Advisory Agreement

FMI currently serves as the adviser to the Fund pursuant to an amended advisory agreement dated September 9, 2002, as restated on December 15, 2006, between the Corporation, on behalf of the Fund, and FMI (the “Prior Advisory Agreement”).  The Prior Advisory Agreement was last approved by the Fund’s shareholders on or about September 9, 2002, which is the last time that the Fund held a shareholder meeting.  Provident currently serves as subadviser to the Fund pursuant to a subadvisory agreement dated September 9, 2002 among the Corporation, on behalf of the Fund, FMI and Provident (the “Subadvisory Agreement”).  The Subadvisory Agreement was last approved by the Fund’s shareholders on or about September 9, 2002.  The Prior Advisory Agreement and the Subadvisory Agreement will be terminated, effective upon the Closing.

New Advisory Agreement

It is proposed that the Corporation, on behalf of the Fund, and Provident will enter into a new advisory agreement (the “New Advisory Agreement”) to become effective on or about August 31, 2012 following shareholder approval of the agreement.  In accordance with the 1940 Act, the New Advisory Agreement requires the approval of the Board, including a majority of the Independent Directors, and the shareholders of the Fund.

The terms of the New Advisory Agreement for the Fund are substantially similar to those of the Prior Advisory Agreement, except for the name of the investment adviser, the date of effectiveness and initial term.  The New Advisory Agreement will be effective on or about August 31, 2012 and will have an initial term ending two years from such date.  The New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of the Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Based on the considerations described below under “Board Approval and Recommendation,” the Board, including a majority of the Independent Directors, approved the New Advisory Agreement for the Fund.

Summary of Prior Advisory Agreement and New Advisory Agreement

Except as described below, there are no material differences between the terms of the New Advisory Agreement and the terms of the Prior Advisory Agreement.  The form of the New Advisory Agreement is attached hereto as Annex A, and the description of the New Advisory Agreement is qualified in its entirety by the reference to Annex A.

Advisory Duties.  Under the Prior Advisory Agreement and the New Advisory Agreement, the adviser has the overall responsibility for the general management and investment of the assets and securities portfolio of the Fund, subject to the direction of the Board and in accordance with the investment objective and policies of the Fund.  Under the Prior Advisory Agreement, the adviser had the authority to delegate its investment responsibilities to a subadviser.

Brokerage.  Both the Prior Advisory Agreement and the New Advisory Agreement authorize the adviser to determine the securities to be purchased or sold by the Fund and to place trade orders with or through brokers or dealers.  The agreements also reflect that the adviser, in accordance with Section 28(e) of the Securities Exchange Act of 1934, may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Compensation.  In return for the services provided under both the Prior Advisory Agreement and the New Advisory Agreement, the Fund pays the adviser an advisory fee, which is computed daily and paid monthly.  The Fund pays 0.75% on the first $30 million of its daily net assets; 0.65% on its daily net assets in excess of $30 million and less than $100 million; and 0.60% on its daily net assets over $100 million.  During the Fund’s most recent fiscal year ended September 30, 2011, FMI received advisory fees from the Fund of $935,365 with respect to its services to the Fund.  Under the Prior Advisory Agreement, FMI was responsible for paying Provident a subadvisory fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million).  During the Fund’s most recent fiscal year ended September 30, 2011, Provident received subadvisory fees from FMI of $742,804 with respect to its services to the Fund.

Expenses.  Both the Prior Advisory Agreement and the New Advisory Agreement provide that the adviser shall bear its own expenses of providing services under the agreement, but that the adviser is not responsible for the Fund’s expenses.  The Prior Advisory Agreement contains an expense limitation of 2.00%, and FMI has voluntarily agreed to an expense limitation of 1.00% through January 31, 2013.  While the New Advisory Agreement does not contain an expense limitation of 2.00%, Provident has agreed to maintain the existing expense limitation of 1.00% through January 31, 2014.

Limitation on Liability.  Both the Prior Advisory Agreement and the New Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the agreement on the part of the adviser, the adviser shall not be subject to any liability to the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with the rendering of services by the adviser, or for any losses that may be sustained in the purchase, holdings or sale of any security.  The New Advisory Agreement clarifies that this provision limits liability not only to the Fund and Fund shareholders, but also to the Corporation.  The New Advisory Agreement provides that nothing in the New Advisory Agreement shall constitute a waiver or limitation of any rights that the Corporation, the Fund or any shareholder of the Fund may have under any federal securities law or state law, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Nonpublic Personal Information.  The New Advisory Agreement provides that the adviser will treat confidentially and as proprietary information of the Corporation all records and other information related to the Fund’s prior, present or potential shareholders and any nonpublic personal information as defined under Regulation S-P.

Right to Use Name.  The New Advisory Agreement provides that the Corporation and the Fund have a license to use the name “Provident Trust” for so long as the advisory agreement remains in effect.

Term.  The initial term of the Prior Advisory Agreement was October 15, 2001 to October 15, 2003, and it was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act.  The New Advisory Agreement will be effective on or about August 31, 2012, and will have an initial term ending two years from such date.  Thereafter, the New Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.  Both the Prior Advisory Agreement and the New Advisory Agreement terminate automatically in the event of assignment; at any time by the Board or shareholders of the Fund upon 60 days’ written notice to the adviser; or by the adviser upon 60 days’ written notice to the Corporation.

Information about Provident

Provident is a SEC-registered investment adviser founded in 1999 with offices at N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.  The principal owners of Provident are J. Scott Harkness (the Chief Executive Officer and Chairman of the Board), the J.S. Harkness 1999 Trust and the J. Scott and Genevieve Harkness 2003 Trust.

Provident has served as the subadviser to the Fund since September 2002.  Provident also provides investment management services to individuals, high net worth individuals, trusts, estates, corporations, corporate pension and profit-sharing plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities and investment advisers.  As of May 31, 2012, Provident had $1,375,499,004 in assets under management.

The following table sets forth the executive officers and directors of Provident.  Each individual’s address is c/o Provident, N16 W23217 Stone Ridge Drive, Waukesha, Wisconsin 53188.  None of the executive officers or directors of Provident currently are officers or directors of the Fund.

Name	Position with Provident	Principal Occupation (If Different Than Position with Provident)
James Scott Harkness*	Chief Executive Officer and Chairman of the Board of Directors	N/A

Michael A. Schelble*	President, Director and Chief Operating Officer	N/A

Eugene T. Jacobus	Director	President, Jacobus Energy, Inc.

Ronald L. Lewis	Vice President and Director	N/A

John P. Onzik	Director	Retired; Formerly, President, Dickten Masch Plastics

Thomas N. Tuttle, Jr.	Vice President, Secretary, Chief Compliance Officer and Director	N/A

* J. Scott Harkness and Michael Schelble each owns more than ten percent of the outstanding shares of Provident.

Portfolio Management Team.  James Scott Harkness, CFA, is Chairman of the Board, Chief Executive Officer and Portfolio Manager of Provident Trust Company, LLC (previously Provident Investors, LLC). Prior to the formation of Provident Investors in 1998, Mr. Harkness was Chairman and Chief Investment Officer of Firstar Investment Research and Management Company, LLC (“FIRMCO”), where he was responsible for overall investment direction, investment policy and management of certain individually-managed accounts. In addition, Mr. Harkness managed the Firstar Special Growth Fund from 1989 to 1998 and the Firstar Special Equity Growth Fund B from 1981 to 1998. From 1980 to 1986, Mr. Harkness worked for Firstar Bank Madison (formerly First Wisconsin National Bank of Madison) where he was a Senior Vice President and Chief Investment Officer. Mr. is a graduate of the University of Wisconsin – Madison and is a director of Jacobus Energy, Inc. Mr. Harkness is a member of the CFA Society of Milwaukee and the CFA Institute. Mr. Harkness was born in 1955.

Michael Anthony Schelble, CFA, JD, MS, is President, Director, Chief Operating Officer and Portfolio Manager of Provident Trust Company, LLC (previously Provident Investors, LLC). Prior to the formation of Provident Investors in 1998, Mr. Schelble had been Vice President and Portfolio Manager for FIRMCO since 1994, where he was responsible for managing certain taxable and tax-exempt individually managed accounts. From 1993 to 1994, Mr. Schelble worked as a Trust Officer with Firstar Trust Company. Mr. Schelble is a graduate of Williams College, the University of Wisconsin School of Business and the University of Wisconsin Law School. Mr. Schelble is a member of the CFA Society of Milwaukee, the CFA Institute and the State Bar of Wisconsin. Mr. Schelble was born in 1966.

Affiliated Brokerage.  During the last fiscal year, there were no brokerage commissions paid by the Fund to affiliated brokers of FMI or Provident.

Interest of Certain Persons in the Transaction.  John Brandser, an interested director of the Corporation, Ted Kellner, the President of the Corporation, and Patrick English, a Vice President of the Corporation, are shareholders of FMI.

Board Approval and Recommendation

At an in-person meeting held on June 15, 2012, the Board (also referred to as the “Directors”), including a majority of the Independent Directors, approved the New Advisory Agreement between the Corporation, on behalf of the Fund, and Provident.  In reaching its decision, the Board considered that Provident has demonstrated its abilities as an investment adviser while serving as subadviser to the Fund for nearly 10 years.  In addition, the Board considered that the material terms of the New Advisory Agreement are substantially similar to those of the Prior Advisory Agreement and that the advisory fee rate would not change.  The Board also considered the presentation by Provident and information received at or prior to its June 15, 2012 meeting.

In deciding to approve the New Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.  The material factors and conclusions that formed the basis for the Board’s determination are described below.

During the course of its deliberations, the Board, including all of the Independent Directors, reached the following conclusions regarding Provident, among others:

•
Services to be Rendered by Provident.  The services to be performed by Provident under the New Advisory Agreement are substantially the same as the services performed by FMI and Provident under the Prior Advisory Agreement and the Subadvisory Agreement, and will be adequate and appropriate.

•	Investment Advisory Fees. The fees payable by the Fund under the New Advisory Agreement are the same as the fees paid by the Fund under the Prior Advisory Agreement.

•	Total Expense Ratio. The expense ratio of the Fund is expected to be the same under the New Advisory Agreement as under the Prior Advisory Agreement.

In considering the nature, extent and quality of the services provided by Provident, the Directors considered oral and written reports describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided, and proposed to be provided, by Provident to the Fund.  The Directors concluded that Provident is providing, and will continue to provide, essential services to the Fund.  In particular, the Directors concluded that Provident is preparing, and will continue to prepare, reports to shareholders in addition to those required by law, and is providing, and will continue to provide, services to the Fund that are in addition to the services investment advisers typically provide to non-mutual fund clients.

The Directors compared the performance of the Fund to the benchmark index over various periods of time and concluded that the performance of the Fund warranted the approval of the New Advisory Agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the Fund’s expense ratio and advisory fee paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee was adjusted if economies of scale were realized as the Fund grew.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained by Provident was beneficial to the Fund and that Provident was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

Based upon its review, the Board concluded that the New Advisory Agreement, with respect to the Fund, is reasonable, fair and in the best interests of the Fund and the Fund’s shareholders, and the fees provided under the New Advisory Agreement are fair and reasonable.

Section 15(f) Safe Harbor.  The Board also considered whether the Transaction was structured in compliance with Section 15(f) of the 1940 Act, which contains provisions intended to protect the interests of Fund shareholders.

Section 15(f) of the 1940 Act is a safe harbor that permits an investment adviser to receive any amount or benefit in connection with a sale of an interest in the adviser that results in an assignment of an investment advisory agreement, provided two conditions are satisfied.  First, during the three-year period immediately following the transaction, at least 75% of the fund’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, no “unfair burden” may be imposed on the fund as a result of the transaction.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such fund, other than bona fide ordinary compensation as principal underwriter for such fund; or (2) from such fund or its security holders for other than bona fide compensation for investment advisory services or other services.  If either condition of Section 15(f) is not met, the safe harbor is not available.

The Board considered that at least 75% of the Board’s new directors will be Independent Directors and that the Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an “unfair burden” being imposed on the Fund.  The Board also considered that Provident informed the Board that it intends to comply with the conditions of Section 15(f), including that the advisory fees will not increase.

Based on all of the information considered, the Board concluded that the terms of the New Advisory Agreement are fair and reasonable and that the approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 2:  ELECTION OF DIRECTORS

Shareholders are being asked to elect four nominees to constitute the Board of Directors of the Corporation.  At a meeting held on June 15, 2012, the Board approved an amendment to the Corporation’s bylaws that allows a decrease in the number of directors of the Fund from five members to four members, effective upon the Closing.

Also at the meeting, the Board, upon the recommendation of the Independent Directors, approved the director nominees listed in the table below.  None of the current directors is being submitted for election by the shareholders.  All nominees have consented to serve as directors upon their election, but if any of them should decline or be unable to act as a director, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend.

If elected, each director will hold office until his or her successor is duly elected, or until the director’s death, resignation, retirement or removal.  If all of the nominees are elected, the Board will consist of three Independent Directors and one director who will be considered an “interested person” of the Fund as defined in the 1940 Act.

The nominees will take office only if the shareholders approve the advisory agreement between the Corporation, on behalf of the Fund, and Provident in Proposal 1.  The resignation of the current directors is conditioned on the nominees taking office.  If the nominees do not take office, the resignation of the current directors is not effective and the current directors will continue in office.

Nominees for the Board.  Each nominee for director of the Corporation is listed in the following table, together with information regarding his age at June 1, 2012 and business experience during the past five years.  The address of each nominee is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.  Each nominee with an asterisk (*) is deemed to be an “interested” director.

INTERESTED DIRECTOR NOMINEE

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
Thomas N. Tuttle, Jr.* Age: 46	Interested Director Nominee	Indefinite; if elected, Mr. Tuttle will take office as of the date of the Closing, which is expected to be 8/31/12	Vice President, Secretary, Director and Chief Compliance Officer of Provident since December 2010; President of The Private Bank N.A. (2008-2010); Managing Director and Senior Trust Officer, The Private Bank and Trust Company (2004-2008)	1	None

*	Mr. Tuttle is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with Provident.

INDEPENDENT DIRECTOR NOMINEES

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
John F. Hensler Age: 50	Independent Director Nominee	Indefinite; if elected, Mr. Hensler will take office as of the date of the Closing, which is expected to be 8/31/12	Executive Vice President and Chief Financial Officer of The Hawthorne Group (a private investment and management company) since 1987	1	Allin Corporation since 2009
Douglas C. Malmquist Age: 58	Independent Director Nominee	Indefinite; if elected, Mr. Malmquist will take office as of the date of the Closing, which is expected to be 8/31/12	President of DCM and Associates (which invests in startup companies) since 2005	1	Research Products Corporation since 1998

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
Robert H. Manegold Age: 59	Independent Director Nominee	Indefinite; if elected, Mr. Manegold will take office as of the date of the Closing, which is expected to be 8/31/12	Retired; Formerly, executive at Selzer-Ornst Construction Company, Inc. (2003-2004)	1	Selzer-Ornst Construction Company, Inc. since 2004

If Proposal 1 (the approval of the new advisory agreement) is not approved by shareholders, none of the nominees in Proposal 2 will take office, even if elected by shareholders.  In such an event, the current directors would continue to serve and FMI would continue as the investment adviser.

Director Experience and Qualifications.  Following is a brief discussion of the experiences and qualifications of each nominee:

Thomas N. Tuttle, Jr. has served as Vice President, Director, Secretary and Chief Compliance Officer of Provident since 2010.  Prior to joining Provident, Mr. Tuttle served as the President of The Private Bank, N.A., the Managing Director and Senior Trust Officer of The Private Bank and Trust Company, trust counsel at Marshall & Ilsley Trust Company and had engaged in the private practice of law.  Mr. Tuttle is a graduate of the University of Wisconsin - Madison and the New York University School of Law.  Mr. Tuttle is a member of the State Bar of Wisconsin.  Mr. Tuttle’s legal and wealth management experience and his day-to-day involvement with Provident will allow him to serve as a valuable resource to the Board.

John F. Hensler is the Executive Vice President and Chief Financial Officer of The Hawthorne Group, a private investment and management company, which invests through affiliates primarily in media and communication companies.  The Hawthorne Group also holds investments in marketable securities portfolios and alternative assets.  Mr. Hensler joined The Hawthorne Group in 1987.  Mr. Hensler also is the Vice President and Chief Financial Officer of Railroad Development Corporation, an affiliate of The Hawthorne Group.  Mr. Hensler is a graduate of Duquesne University and the Entrepreneurial Fellows Program of the Institute for Entrepreneurial Excellence, part of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh.  He is a certified public accountant and a chartered financial analyst.  Mr. Hensler is a member of both the American and Pennsylvania Institutes of Certified Public Accountants and a member of the CFA Institute and the CFA Society of Pittsburgh.  Mr. Hensler also is a director of Allin Corporation and a member of its audit committee.   Mr. Hensler is a manager of 1492 Capital Management, LLC, a registered investment adviser, which advises the 1492 Funds.  Mr. Hensler has been a client of Provident since its inception in 1999.  Mr. Hensler’s background as a CPA and CFA and his experience in the investment management industry will enable him to provide the Board with valuable input and oversight.

Douglas C. Malmquist is president of DCM and Associates (“DCM”), which invests in startup companies specializing in consumer products.  Mr. Malmquist has held various executive positions with M.B.C. Inc. (“MBC”) and Malmbro Bottling Company (“Malmbro”).  Mr. Malmquist has had responsibility for financial reporting at DCM, MBC and Malmbro.  Mr. Malmquist is a graduate of Drake University and the Stanford Executive Program at the Stanford Graduate School of Business.   Mr. Malmquist serves on the board of Research Products Corporation.  Mr. Malmquist also is an advisory board member of Wisconsin Distributors.  Mr. Malmquist has been a client of Provident since 2004.  Mr. Malmquist’s experience with financial reporting and the private equity investment industry will make him a valuable member of the Board.

Robert H. Manegold formerly served in a general management role at Selzer-Ornst Construction Company, Inc. (2003-2004), where he presently is on the board of directors (2004 to present) and the chair of the 401(k) retirement savings plan investment committee.  Mr. Manegold previously was the owner and president of Waukesha Metal Pipe, Inc., a steel culvert manufacturing and distribution company, until he sold the assets in 2000 to a national company.  Prior to that, Mr. Manegold managed his personal investment firm and held various positions at Johnson Controls, Inc.  Mr. Manegold is a graduate of Dartmouth College and the University of Minnesota.  Mr. Manegold is on the Board of Overseers for the Dartmouth College Hopkins Center for the Arts.  Mr. Manegold also serves on the boards of the Four-Four Foundation, Inc., a private family foundation, the Milwaukee Repertory Theatre and the Blood Center of Wisconsin.  Mr. Manegold has also served on the board of trustees of University Lake School.  In addition, Mr. Manegold serves as the Commissioner of Lake Country Fire and Rescue.  Mr. Manegold has been a client of Provident since its inception in 1999.  Mr. Manegold’s board and executive experience and his experience with investment committees, firms and foundations will make him a valuable member of the Board.

The combination of experience and qualifications discussed above led to the conclusion that each of the nominees should serve as a director.  All of the independent directors, personally or through business relationships, have investment management, trust or custodial relationships with Provident.

Officers.  The officers of the Corporation are elected annually by the Board.  Each officer holds office for one year and until the election and qualification of his or her successor.  The address of each officer is 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  Certain information concerning the existing officers is in the following table:

PRINCIPAL OFFICERS

Name and Age (as of 6/1/12)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ted D. Kellner Age: 65	President and Treasurer	Since 2001 (elected by the Board annually)	Executive Chairman of FMI, which he co- founded in 1980
John S. Brandser Age: 50	Vice President and Secretary	Vice President since 2008; Secretary since 2009 (elected by the Board annually)	President, Secretary, Chief Operating Officer and Chief Compliance Officer of FMI
Patrick J. English Age: 51	Vice President	Since 2001 (elected by the Board annually)	Chief Executive Officer, Chief Investment Officer and Treasurer of FMI
Kathleen M. Lauters Age: 59	Chief Compliance Officer	Since 2004 (elected by the Board annually)	Chief Compliance Officer of the Fund

It is expected that if Proposals 1 and 2 are approved by shareholders, the new Board will elect a new slate of officers to include officers and employees of Provident.

Responsibilities of the Board.  The primary responsibility of the Board is to provide oversight of the management of the Fund.  The Board held four meetings during the fiscal year ended September 30, 2011.  All of the incumbent directors attended each of those meetings.

The day-to-day operations of the Fund are managed by the adviser with assistance from other service providers approved by the Board.  The Board oversees the services provided by the adviser and other Fund service providers.  The Board does not have a chairperson.  The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings.  Counsel to the Fund attends all Board meetings.  The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and the adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities.  The Board believes that this structure is appropriate in recognition of the historical relationship between the Fund and the adviser, the Fund’s net assets and the nature of the Fund’s investments.

As part of its general oversight responsibilities, the Board, directly and through its audit committee, is involved in the risk oversight of the Fund.  The Fund, the adviser and other Fund service providers have adopted policies, procedures and controls to address the Fund’s operational, investment and compliance risks.  The Board meets regularly during the year to review, among other information related to the Fund’s operations, the contractual arrangements with the adviser and other service providers for the Fund, the Fund’s performance and investment strategies and limitations and compliance and regulatory matters.  The Board, directly and through its committee, reviews information from the adviser, other Fund service providers, the Fund’s independent registered public accounting firm and counsel to the Fund to assist it in its oversight responsibilities.  The Board reviews the Fund’s performance and meets with the adviser and the Fund’s portfolio managers.  As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Fund.  The Independent Directors also meet quarterly with the CCO in executive session.  In addition, any material changes to a Fund’s investment objective, strategies and restrictions must be approved by the Board.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Corporation’s offices, 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  Shareholder communications will be sent directly to the applicable Board member(s).  The Corporation currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Board Committee.  The Board has an audit committee whose current members consist of Mr. Allen, Mr. Arzbaecher, Mr. Gunnlaugsson and Mr. Shain.  The Board has no other committees.  The new members of the audit committee are expected to be the three nominees for Independent Directors.  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund’s financial records.  During the fiscal year ended September 30, 2011, the audit committee met once and all of the incumbent members of the committee attended.

Director Nomination Process

General Nominating Policies, Procedures and Processes

The Board as a whole is responsible for identifying, evaluating and recommending nominees for director.  However, the Independent Directors are responsible for selecting and nominating any disinterested directors.  While the Board and Independent Directors (with respect to selecting and nominating disinterested directors) do not have a formal process for identifying and evaluating director candidates, in identifying and evaluating nominees for director, the Board or the Independent Directors, as the case may be, seek to ensure:

1.	that the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2.	that the Board is comprised of directors who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Fund.

The Board and Independent Directors (with respect to selecting and nominating disinterested directors) look at each nominee on a case-by-case basis regardless of who recommends the nominee (the Board in its discretion may consider recommendations by shareholders) to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration.  Although the Board does not have a specific policy regarding the consideration of diversity in identifying nominees for directors, the Board believes that a diversity of business and other experience benefits the Board.  At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment.  Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board or the disinterested directors, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1.
Exhibit high standards of integrity, commitment and independent thought and judgment.  Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

2.	Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Fund’s operations and interests.

3.	Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

4.
Have the ability to discuss major issues and come to a reasonable conclusion.  The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Fund.  While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

5.	As advisable, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

Process for Shareholder Director Nominees

The Board and Independent Directors (with respect to selecting and nominating disinterested directors) do not have a formal policy with regard to the consideration of any director candidates recommended by shareholders.  Because of the size of the Board and the historical small turnover of its members, the Board and Independent Directors (with respect to selecting and nominating disinterested directors) addresses the need to retain members and fill vacancies after discussion among current members.  Accordingly, the Board and Independent Directors (with respect to selecting and nominating disinterested directors) have determined that it is appropriate not to have such a policy at this time.

While the Board and Independent Directors (with respect to selecting and nominating disinterested directors) are not required to consider candidates recommended by the Fund’s shareholders for election as directors, the Board in its discretion may consider such recommendations.  Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate.  At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Fund, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a director nominee should be delivered to the Fund’s Secretary, at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

Compensation of Directors.  During the fiscal year ended September 30, 2011, the Fund paid a total of $12,600 in fees to the Independent Directors.  The Independent Directors also oversee four other funds advised by FMI and are paid for such service.  The Corporation’s standard method of compensating Independent Directors is to pay each director a fee of $750 for each meeting of the Board attended, and each member of the audit committee an annual fee of $500.  The Corporation does not pay any fees to its interested directors or officers.  Neither the Corporation nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses.

The following table shows the fees paid to the current directors by the Corporation for the fiscal year ended September 30, 2011.

Name	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors

John S. Brandser	$0	$0	$0	$0

Independent Directors

Barry K. Allen	$3,150	$0	$0	$33,250

Robert C. Arzbaecher	$3,150	$0	$0	$33,250

Gordon H. Gunnlaugsson	$3,150	$0	$0	$33,250

Paul S. Shain	$3,150	$0	$0	$33,250
________________
* The Fund Complex includes the Fund and four other funds advised by FMI.

Beneficial Ownership of Fund Shares by the Directors.  The following table sets forth the dollar range of shares beneficially owned in the Fund by each director nominee as of May 15, 2012.  The beneficial ownership is stated using the following ranges:  None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director or Nominee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares in All Funds to be Overseen by Nominee in Family of Investment Companies*
Interested Director Nominee
Thomas N. Tuttle, Jr.	Over $100,000	Over $100,000

Independent Director Nominees
John F. Hensler	Over $100,000	Over $100,000
Douglas C. Malmquist	None	None
Robert H. Manegold	$1-$10,000	$1-$10,000

* There will be no other funds in the “family of investment companies.”

Independent Registered Public Accounting Firm.  The audit committee and the full Board, including a majority of the Independent Directors, have selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to the Fund, and it is subject to annual appointment by the audit committee.  PwC conducts an annual audit of the Fund’s financial statements.  Aggregate fees billed to the Corporation for professional services rendered by PwC during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

Type of Fee	2011	2010
Audit Fees	$15,900	$15,670
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

In the above table, “audit fees” are fees billed for professional services for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.  “Audit-related fees” are fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements.  “Tax fees” are fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning.  During the last two fiscal years, there were no non-audit services rendered by PwC to FMI or any entity controlling, controlled by or under common control with FMI that provides ongoing services to the Corporation.  All of PwC’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of PwC.  Representatives of PwC are not expected to be present at the meeting.

The audit committee has adopted pre-approval policies and procedures that require it to pre-approve all audit and non-audit services performed for the Fund by its independent registered public accounting firm.  The audit committee is also required to pre-approve certain non-audit services performed by the Fund’s independent registered public accounting firm on behalf of the adviser and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the Corporation.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit services provided by PwC during fiscal years ended September 30, 2010 and September 30, 2011.

Recommendation of the Board of Directors.  The Board recommends that the shareholders vote FOR each of the nominees.

PROPOSALS 3 TO 5

Background Information

The primary purposes of proposals 3 to 5 are the simplification and modernization of the Fund’s investment limitations.  Certain investment limitations are required to be fundamental, which means that they can only be changed with shareholder approval.  A fund may also have non-fundamental investment limitations and policies, which may be changed by the board of directors of a fund without shareholder approval.  The Fund’s fundamental and non-fundamental investment limitations or policies are set forth in the Fund’s Statement of Additional Information.

Since the Fund is soliciting shareholder approval of other proposals, Provident reviewed the Fund’s fundamental investment limitations for purposes of simplifying and modernizing those limitations required to be fundamental under the 1940 Act and reclassifying or eliminating those limitations that are not required to be fundamental.  Since the time the fundamental limitations were originally adopted for the Fund, many of the legal and regulatory requirements applicable to mutual funds have changed.  As a result, the Fund continues to be subject to certain fundamental limitations that are more restrictive than required under current law or that are no longer required.

The Board believes that simplifying and modernizing the Fund’s investment limitations will provide the adviser with increased flexibility to manage the Fund as regulatory and market conditions change.  The Board does not anticipate that these changes will affect the manner in which the Fund is managed at this time.

PROPOSAL 3:  RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS AS NON-FUNDAMENTAL

3(A):  RECLASSIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING SELLING SHORT AND BUYING ON MARGIN AS NON-FUNDAMENTAL

The Fund is subject to a fundamental investment limitation restricting its ability to sell securities short and purchase securities on margin.  The limitation also prohibits the Fund from investing in put and call options and limits the Fund’s investments in warrants.  The existing limitation is not required to be fundamental under current law.

The Board has approved, and recommends that shareholders of the Fund approve, the reclassification of this fundamental investment limitation as non-fundamental.  If shareholders approve the reclassification, the non-fundamental limitation regarding selling short and buying on margin will be amended and restated as set forth below and the language regarding put and call options and warrants would be deleted.  In addition, the Board may change this investment limitation without shareholder approval in the future.  The Board currently does not intend to change the Fund’s investment limitation other than as proposed below.

The current fundamental investment limitation prohibits short sales.  In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security.  Short selling involves the risk that the security sold short will appreciate in value by the time the security must be repurchased to return to the lender, therefore creating a loss for the Fund.  Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.

The proposed non-fundamental investment limitation permits short sales if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and states that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.  If the Fund enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short, this is referred to as a short sale “against the box.”  If the Fund makes short sales of a security it does not own at the time, these are referred to as “naked” short sales.  The Fund will not engage in “naked” short sales.

The current fundamental investment limitation prohibits purchasing securities on margin.  Margin purchases involve the purchase of securities with borrowed money.  The proposed non-fundamental investment limitation prohibits purchasing securities on margin, except for short-term credits as may be necessary for clearance of transactions, and states that margin deposits in connection with futures contracts or other derivatives are not deemed to constitute purchasing securities on margin.

The current fundamental investment limitation also prohibits the Fund from participating in a joint trading account or investing in put or call options and restricts its investments in warrants, all of which are proposed to be eliminated.  The 1940 Act does not require a mutual fund to state its policies regarding participation in a joint trading account, investing in put or call options or investments in warrants.  The proposed non-fundamental investment limitation therefore eliminates these restrictions.

The prohibition from participating in a joint trading account is derived from Section 12(a)(2) of the 1940 Act, which generally prohibits an investment company from participating on a joint and several basis in any trading account in securities.  Thus, even if the current fundamental limitation is eliminated, the Fund will continue to be generally barred from using joint trading accounts.

Under the current limitation, the Fund may not invest in put or call options.  Since the 1940 Act generally allows a mutual fund to purchase and sell put and call options, the Fund’s fundamental investment limitation is not required by law.  A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price.  A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price.  The Fund does not currently anticipate investing in put and call options.

Under the current limitation, the Fund may not invest more than 5% of its net assets in warrants, which are options to purchase equity securities at a specified price and are valid for a specific time.  Investments in warrants entails certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment).  The Fund will invest in warrants only if the underlying securities are deemed appropriate by the Fund’s portfolio managers for inclusion in the Fund’s portfolio.

The Fund’s current fundamental investment limitation and proposed non-fundamental investment limitation are set forth below.

Current Fundamental Investment Limitation Regarding Selling Short and Buying on Margin:

The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.  The Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets.

Proposed Non-Fundamental Investment Limitation Regarding Selling Short and Buying on Margin:

The Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

The Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

3(B):  RECLASSIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING PLEDGING ASSETS AS NON-FUNDAMENTAL

The Fund is subject to a fundamental investment limitation restricting its ability to pledge its assets.  The existing limitation is not required to be fundamental under current law.

The Board has approved, and recommends that shareholders of the Fund approve, the reclassification of this fundamental investment limitation as non-fundamental.  If shareholders approve the reclassification, the non-fundamental limitation regarding pledging assets will be amended and restated as set forth below.  In addition, the Board, going forward, may change the investment limitation without shareholder approval.  The Board currently does not intend to change the Fund’s investment limitation other than as proposed below.

The proposed non-fundamental investment limitation will permit the Fund to enter into borrowing and collateral arrangements to the extent permitted by law.  Specifically, in accordance with the 1940 Act, the Fund may only borrow money or enter into collateral arrangements in an amount up to 33 1/3% of the Fund’s total assets.  The current fundamental investment limitation restricts a Fund to pledging no more than 10% of its total assets.  The proposed non-fundamental limitation will permit the Fund to pledge up to 33 1/3% of its total assets, as permitted by the Fund’s borrowing limitation and by law.

If the proposal is approved by shareholders, the Fund does not currently anticipate significantly changing its practices relating to pledging assets and the Fund will continue to be subject to all applicable legal and regulatory requirements.  The Fund’s current fundamental investment limitation and proposed non-fundamental investment limitation are set forth below.

Current Fundamental Investment Limitation Regarding Pledging Assets:

The Fund will not pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of the Fund’s net assets.

Proposed Non-Fundamental Investment Limitation Regarding Pledging Assets:

The Fund will not pledge any of its assets, except as may be necessary in connection with permissible borrowings or investments and then such pledging may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

PROPOSAL 4:  MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS

4(A):  MODIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund is required under the 1940 Act to have a fundamental investment limitation regarding issuing senior securities and borrowing money.  The 1940 Act also imposes restrictions on the Fund’s ability to issue senior securities and to engage in borrowing.

The Board has approved, and recommends that shareholders of the Fund approve, modification of the fundamental investment limitation regarding issuing senior securities and borrowing money as set forth below.

The Fund may engage in borrowing for a number of reasons, including temporary or emergency purposes (e.g., to meet redemptions when the number and amount of redemptions exceed available cash).  In addition, certain securities or types of transactions may be deemed borrowing transactions.  Borrowing involves certain risks, including the risk that the Fund’s return may be reduced due to interest expenses and other fees and the risk that the Fund may have to sell portfolio securities to satisfy its obligations at times when it may not be advantageous to do so.

The proposed changes simplify and modernize the Fund’s fundamental investment limitation concerning issuing senior securities and borrowing money to provide the Fund with additional flexibility.  Under the proposed limitation, the Fund will be permitted to issue senior securities and engage in borrowing to the extent permitted by applicable law and to modify its practices in response to legal and regulatory changes without further shareholder approval.

The 1940 Act generally prohibits a fund from issuing senior securities (i.e., securities or obligations that create a priority over any other class as to a distribution of assets or payment of a dividend).  However, certain transactions will not be deemed senior securities, such as forms of borrowings (including mortgage dollar rolls and reverse repurchase agreements) and short sales, if a fund, among other conditions, segregates assets or otherwise covers its obligations in accordance with SEC guidance.  Additionally, with respect to borrowings, the 1940 Act permits a fund to borrow from a bank in an amount up to 33 1/3% of the fund’s total assets, provided asset coverage requirements are met, and, for temporary purposes, permits a fund to borrow an additional amount that does not exceed 5% of the value of its total assets.  These investment techniques are a form of leverage, and leverage may cause any gains or losses for the Fund to be magnified.  Generally, the Fund does not intend to use leverage for investment purposes, but may from time to time.  The Fund may also use leverage to purchase securities needed to close out short sales entered into for hedging purposes or to obtain collateral needed to borrow a security in order to effect a short sale of that security and to facilitate other hedging transactions.

If the proposal is approved by shareholders, the Fund does not currently anticipate significantly changing its practices relating to issuing senior securities or borrowing and the Fund will continue to be subject to all applicable legal and regulatory requirements.  The Fund’s current and proposed fundamental investment limitations are set forth below.

Current Fundamental Investment Limitation Regarding Issuing Senior Securities and Borrowing Money:

The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes.

Proposed Fundamental Investment Limitation Regarding Issuing Senior Securities and Borrowing Money:

The Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

4(B):  MODIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING LOANS

The Fund is required under the 1940 Act to have a fundamental investment limitation regarding loans.  The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Board has approved, and recommends that shareholders of the Fund approve, modification of the fundamental investment limitation regarding loans as set forth below.

The proposed changes simplify and modernize the Fund’s fundamental investment limitation regarding loans to provide the Fund with additional flexibility.  In addition, the changes will permit the Fund to lend its portfolio securities to the extent permitted by the 1940 Act.

If the proposal is approved by shareholders, the Fund does not currently anticipate lending its portfolio securities or significantly changing its practices regarding loans and the Fund will continue to be subject to all applicable legal and regulatory requirements.  The Fund’s current and proposed fundamental investment limitations are set forth below.

Current Fundamental Investment Limitation Regarding Loans:

The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund’s net assets) and will not lend its portfolio securities.  A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

Proposed Fundamental Investment Limitation Regarding Loans:

The Fund will not make loans, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

4(C):  MODIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN REAL ESTATE

The Fund is required under the 1940 Act to have a fundamental investment limitation concerning investments in real estate.

The Board has approved, and recommends that shareholders of the Fund approve, modification of the fundamental investment limitation regarding investing in real estate as set forth below.

The proposed changes simplify and modernize the Fund’s fundamental investment limitation concerning investments in real estate to provide the Fund with additional flexibility.  The proposed limitation clarifies the Fund’s ability to purchase securities secured by real estate or interests in real estate or securities issued by companies, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests therein.

If the proposal is approved by shareholders, the Fund does not currently anticipate significantly changing its practices relating to investing in real estate and the Fund will continue to be subject to all applicable legal and regulatory requirements.  The Fund’s current and proposed fundamental investment limitations are set forth below.

Current Fundamental Investment Limitation Regarding Investing in Real Estate:

The Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

Proposed Fundamental Investment Limitation Regarding Investing in Real Estate:

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

4(D):  MODIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN COMMODITIES

The Fund is required under the 1940 Act to have a fundamental investment limitation concerning investments in commodities.

The Board has approved, and recommends that shareholders of the Fund approve, modification of the fundamental investment limitation regarding investing in commodities as set forth below.

The proposed changes simplify and modernize the Fund’s fundamental investment limitation concerning investments in commodities to provide the Fund with additional flexibility.  The proposed limitation clarifies the limitation and provides the Fund with the ability to purchase and sell futures contracts, options and other derivative instruments and to invest in securities or other instruments backed by physical commodities.  The proposed limitation also provides the Fund with the appropriate flexibility to hold a physical commodity acquired as a result of ownership of securities or other instruments.

If the proposal is approved by shareholders, the Fund does not currently anticipate investing in commodities.  The Fund’s current and proposed fundamental investment limitations are set forth below.

Current Fundamental Investment Limitation Regarding Investing in Commodities:

The Fund will not purchase or sell commodities or commodities contracts.

Proposed Fundamental Investment Limitation Regarding Investing in Commodities:

The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prevent the Fund from (i) purchasing or selling futures contracts, options and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

PROPOSAL 5:  ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS

In 1996, Congress enacted the National Securities Markets Improvement Act (“NSMIA”), which preempted substantive state securities regulation of mutual funds.  The Corporation was incorporated in 1986 and thus was subject to state requirements in effect prior to NSMIA.  Because several of the Fund’s current fundamental investment limitations were imposed by various states’ securities regulators, these investment limitations no longer are required in order for the Fund to comply with state or federal law.  Provident has recommended that these investment limitations be eliminated to provide flexibility to the Fund.  The Board does not anticipate that these changes will affect the manner in which the Fund is managed at this time.

5(A):  ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING OWNERSHIP OF RELATED PARTY SECURITIES

The Fund’s current fundamental investment limitation is as follows:

The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of the Fund’s investment adviser.

The Board has approved, and recommends that shareholders of the Fund approve, the elimination of this fundamental investment limitation.  The 1940 Act does not require a mutual fund to have a fundamental investment limitation regarding acquisition or retention of related party securities.

Even without the current fundamental investment limitation, the Fund is subject to Section 17(a) of the 1940 Act, which generally prohibits any affiliated person of a registered investment company, or any affiliated person of that person, acting as principal, from selling to or purchasing from the registered investment company any security or other property.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

5(B):  ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING THE ACQUISITION OF SECURITIES ALSO OWNED BY CERTAIN RELATED PERSONS

The Fund’s current fundamental investment limitation is as follows:

The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of the Fund’s investment adviser, beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

The Board has approved, and recommends that shareholders of the Fund approve, the elimination of this fundamental investment limitation.  The 1940 Act does not require a mutual fund to have a fundamental investment limitation regarding the acquisition of securities also owned by certain related persons.

Even without the current fundamental investment limitation, the Fund is subject to several 1940 Act provisions that are designed to prevent its officers, directors and investment personnel from profiting at the Fund’s expense and from engaging in transactions that present conflicts of interest with the Fund.  Among other things, these provisions generally bar such related persons of the Fund from engaging in securities transactions with the Fund, or on a joint basis with the Fund, or from trading on the basis of their knowledge of the Fund’s intended trades.  In addition, as required by rules under the 1940 Act, the Fund, FMI and Provident maintain, monitor and enforce Codes of Ethics that are designed to address the kinds of conflicts of interest, and to prevent the kinds of abuses, the current fundamental investment limitation addresses.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

5(C):  ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING OIL, GAS OR OTHER MINERAL LEASES

The Fund’s current fundamental investment limitation is as follows:

The Fund will not purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

The Board has approved, and recommends that shareholders of the Fund approve, the elimination of this fundamental investment limitation.  The 1940 Act does not require a mutual fund to have a fundamental investment limitation regarding oil, gas or other mineral leases.  If the proposal is approved by shareholders, the Fund does not currently anticipate investing in oil, gas or other mineral leases or any interest in any oil, gas or other mineral exploration or development program.

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

PROPOSAL 6:  AMENDMENT TO THE CORPORATION’S ARTICLES OF INCORPORATION TO REVISE ARTICLE III, THE CORPORATION’S PURPOSE

The Board has approved, and recommends that shareholders of the Corporation approve, an amendment to the Corporation’s articles of incorporation to revise Article III, the Corporation’s purpose.  The proposed change simplifies and modernizes the Corporation’s articles to provide the Corporation and the Fund with additional flexibility and to better reflect the Corporation’s business as a registered investment company.  The Corporation and the Fund do not currently anticipate significantly changing their practices.  If the proposal is approved by shareholders, Provident intends to file amended and restated articles incorporating this amendment and other non-material changes.  The Corporation’s current and proposed Article III are set forth below:

Current Article III:

The purpose or purposes for which the Corporation is organized are:

A.      To engage in the business of a diversified open-end management investment company.

B.      To purchase or otherwise acquire, hold for investment or otherwise, and to sell, exchange or otherwise dispose of the following types of securities:  common stocks, debt securities and preferred stocks (including those convertible into common stock), warrants, United States treasury bills and notes, certificates of deposit, commercial paper, repurchase agreements and commercial paper master notes and other investments.

C.      To deposit its funds from time to time in such checking account or accounts as may be reasonably required, and to deposit its funds at interest in a bank, savings bank or trust company in good standing organized under the laws of the United States of America or any state thereof, or of the District of Columbia.

D.      To conduct research and investigations with respect to securities, organizations and business conditions in the United States and elsewhere; to secure information and advice pertaining to the investment and employment of the assets and funds of the Corporation and to pay compensation to others for the furnishing of any or all of the foregoing.

E.      Subject to any restrictions contained in the Investment Company Act of 1940, the applicable state securities or “Blue Sky” laws, or any rules or regulations issued pursuant to any of the foregoing, to exercise in respect of all securities, property and assets owned by it, all rights, powers and privileges which could be exercised by any natural person owning the same securities, property or assets.

F.      To acquire all or any part of the good will, property or business of any firm, person, association or corporation heretofore or hereafter engaged in any business similar to any business which this Corporation has the power to conduct, and to hold, utilize, enjoy, and in any manner dispose of the whole or part of the rights, property and business so acquired and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

G.      Without the vote or consent of the shareholders of the Corporation, to purchase, acquire, hold, dispose of, transfer and reissue or cancel shares of its own capital stock in any manner or to any extent now or hereafter permitted by the laws of Wisconsin and by these Articles of Incorporation.

H.      To carry out all or any part of the aforesaid objects and purposes and to conduct its business in all or any of its branches in any or all states, territories, districts and possessions of the United States of America and in foreign countries; to maintain offices and agencies in any and all states, territories, districts and possessions of the United States of America and in foreign countries.

The foregoing objects and purposes shall, except when otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any clause of this or any other Article of these Articles of Incorporation, or any amendment thereto, and shall each be regarded as independent and construed as powers as well as objects and purposes.

The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the laws of the State of Wisconsin now or hereafter enacted, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

Proposed Article III:

The purpose for which the Corporation is organized is, without limitation, to act as a management investment company pursuant to the Investment Company Act of 1940, as amended from time to time (the “Investment Company Act”), and for any other purposes for which corporations may be organized under Chapter 180 of the Wisconsin Statutes, as amended from time to time (the “WBCL”).

The Board recommends that shareholders of the Fund vote FOR the approval of the proposal.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above.  If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the Record Date, 16,659,699.87 shares of the Fund were issued and outstanding and entitled to vote at the special meeting.

Share Ownership Information.  As of the Record Date, the officers and directors of the Corporation, as a group, owned less than 1% of the Fund’s outstanding shares.  Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Fund’s outstanding shares.

Name and Address	Number of Shares	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, California 94104-4151	4,582,310.41	27.5%
National Financial Services LLC* 200 Liberty Street New York, New York 10281-1003	3,740,194.64	22.5%
TD Ameritrade, Inc.* P.O. Box 2226 Omaha, Nebraska 68103-2226	1,856,132.73	11.1%
Wilmington Trust Company* P.O. Box 8880 Wilmington, Delaware 19899-8880	1,511,841.28	9.1%
UBS Financial Services, Inc.* 17360 Brookhurst Street, Suite 160 Fountain Valley, California 92708-8003	1,427,072.42	8.6%
J. Scott Harkness Provident Trust Company N16 W23217 Stone Ridge Drive, Suite 310 Waukesha, Wisconsin 53188-1171	1,063,269.79	6.4%

* The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-581-3783; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business.  A majority of the Fund’s shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all meetings of shareholders.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for the proposal.  In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment.  A shareholder vote may be taken for a proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of the proposals in favor of adjournment and will vote all proxies required to be voted AGAINST the proposals against adjournment.

Required Vote.

Proposal 1 and Proposals 3 through 5:  In order for the New Advisory Agreement and the modifications to the fundamental investment limitations to be approved, they must be approved by the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means:  the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

Proposal 2: Directors are elected by a plurality of votes cast by shares entitled to vote in the election, assuming a quorum is present.  This means that the four nominees who receive the largest number of votes will be elected as directors.  In the election of directors, votes may be cast in favor or withheld.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 6:  In order for the proposal to be approved, the votes cast in favor of the proposal must exceed the votes cast against the proposal.  A vote in favor of the proposal is a vote in favor of an amendment to the Corporation’s articles of incorporation.  Abstentions and broker non-votes will have no effect on the vote on the proposal.

If sufficient votes are not obtained to approve all proposals, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support with respect to the proposals that have not received sufficient votes.  If, after additional proxy solicitation, a proposal is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.  For purposes of voting on a proposal to adjourn the meeting, abstentions and broker non-votes will have no effect on the vote.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Corporation primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Fund, FMI or Provident, who will not be paid for these services.  In addition, proxy solicitation may be conducted by AST Solutions, which will be paid approximately $10,000 and will be reimbursed for its related expenses.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

FMI and Provident will bear the costs of the special meeting, including legal costs, printing and mailing costs and the costs of the solicitation of proxies.  FMI and Provident will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.  The Fund estimates that the total expenditures relating to the solicitation of proxies will be approximately $85,000.

Householding.  The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.  If you participate in householding and unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address.  If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-811-5311 or write to us at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202.  Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202, on the Fund’s website at www.fmifunds.com, or by calling USBFS, toll-free, at 1-800-811-5311.

SERVICE PROVIDERS

Fiduciary Management, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the investment adviser to the Fund.  Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188, serves as subadviser to the Fund.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund.  U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator, accountant, transfer agent and dividend disbursing agent.  Legal counsel to the Fund is Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The independent registered public accounting firm to the Fund is PricewaterhouseCoopers, LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.  Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Third Floor, Garden City, New York 11530, serves as the Fund’s distributor.

ADDITIONAL INFORMATION

On June 15, 2012, the Board approved an amendment to the Corporation’s articles of incorporation that would remove the word “FMI” in the Corporation’s name and the Fund’s name, subject to shareholder approval of Proposals 1 and 2.  Accordingly, on and after September 1, 2012, and assuming approval of the advisory agreement with Provident and the election of the nominees, the name of the FMI Provident Trust Strategy Fund will be the Provident Trust Strategy Fund and the name of the Corporation will be Provident Trust Mutual Funds, Inc.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation’s articles of incorporation and bylaws.  By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

/s/ John S. Brandser

John S. Brandser
Secretary

Milwaukee, Wisconsin
July 6, 2012

ANNEX A

FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made this ____ day of __________, 2012, between PROVIDENT TRUST MUTUAL FUNDS, INC., a Wisconsin corporation (the “Company”), and PROVIDENT TRUST COMPANY, a Wisconsin corporation (the “Adviser”).

RECITALS

A.    The Company is currently registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company consisting of one non-diversified portfolio, the Provident Trust Strategy Fund (the “Fund”).

B.    The Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Fund.

AGREEMENT

NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

1.     Appointment.  The Company hereby appoints the Adviser to manage the investment and reinvestment of the Fund’s assets and to administer its business and administrative operations, subject to the direction of the Board of Directors of the Company (the “Board of Directors”) and the officers of the Company, for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2.     Authority of the Adviser.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.  However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the affairs of the Fund.

3.     Obligations of and Services to be Provided by the Adviser.  The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

a.     Management and Administrative Services.

(i)     The Adviser shall furnish to the Company adequate office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and all office furnishings, facilities and equipment as may be reasonably required for performing services relating to advisory, research and asset allocation activities and otherwise managing and administering the business and operations of the Fund.

(ii)     The Adviser shall employ or provide and compensate the investment, administrative and other personnel necessary to provide the services set forth in sub-paragraph 3(a)(i) and shall bear the expense of providing such services, except as provided in Section 4 of this Agreement.  The Adviser shall also compensate all officers and directors of the Company who are officers or employees of the Adviser, provided, however, that the Company or the Fund may pay all or a portion of the compensation payable to the Company’s Chief Compliance Officer subject to the approval of the Board of Directors.

b.     Investment Management Services.

(i)     The Adviser shall, subject to and in accordance with the investment objective and policies of the Fund and any directions which the Board of Directors may issue to the Adviser, have overall responsibility for the general management and investment of the assets and securities portfolios of the Fund.

(ii)     The Adviser shall, subject to the control and supervision of the Board of Directors, have full investment discretion for the Fund, shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities with those assets, and shall take such steps as may be necessary to implement its investment decisions.

(iii)     The Adviser shall develop overall investment programs and strategies for the Fund, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Directors concerning the implementation of the programs.

(iv)     The Adviser shall render to the Board of Directors such periodic reports concerning the business and investments of the Fund as the Board of Directors shall reasonably request.

c.     Information for Preparation of Filings.

The Adviser will make available and provide financial, accounting and statistical information required by the Fund for the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

d.     Provision of Personnel.

The Adviser shall make available its officers and employees to the Board of Directors and officers of the Company for consultation and discussions regarding the administration and management of the Company and its investment activities.

4.     Expenses.  The Adviser shall not be required to pay any expenses of the Fund except as provided herein.  If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible for paying any operating expenses of the Fund that exceed the agreed upon expense limitation on a monthly basis.  The expenses of the Fund’s operations borne by the Fund include by way of illustration and not limitation, directors’ fees paid to those directors who are not employees of or affiliated persons of the Adviser, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and blue sky filings in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, compensation payable to the Company’s Chief Compliance Officer if so approved by the Board of Directors, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

5.     Compensation of the Adviser.  For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.  The advisory fee for the Fund shall be set forth on Schedule A.  For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the Fund on the business days during which it is so in effect.

6.     Ownership of Shares of the Fund.  The Adviser shall not take an ownership position in the Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase or in connection with the initial capitalization of the Fund.

7.     Exclusivity.  The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.  During the period that this Agreement is in effect, and except as herein provided, the Adviser shall be the sole investment adviser of the Fund.

8.     Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company, the Fund or any shareholder of any of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

9.     Brokerage Commissions.  The Adviser, subject to the control and direction of the Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed.  The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act).  The Adviser shall provide such reports as the Board of Directors may reasonably request with respect to the Fund’s total brokerage and the manner in which that brokerage was allocated.

10.   Code of Ethics.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption.  Upon the written request of the Company, the Adviser shall permit the Company to examine the reports required to be made by the Adviser pursuant to Rule 17j-1(d)(1).

11.   Right to Use Name.  The Adviser shall at all times have all rights in the name “Provident Trust” as used in the name of the Company and the Fund and any name derived from using the name “Provident Trust Company.”  The Company and the Fund shall have a license to use, but have no other rights in or to, the name “Provident Trust” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Company and the Fund shall cease to use such a name or any other name connected with the Adviser.

12.   Nonpublic Personal Information.  Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, officers and employees (a) to treat confidentially and as proprietary information of the Company (i) all records and other information relative to the Fund’s prior, present or potential shareholders (and clients of said shareholders) and (ii) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation SP”), promulgated under the Gramm-Leach-Bliley Act (the “GLB Act”), and (b) except after prior notification to and approval in writing by the Company, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation SP or the GLB Act, and if in compliance therewith, the privacy policies adopted by the Company and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Company and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

13.   Amendments.  This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

14.   Termination.  This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of Directors or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving sixty (60) days’ written notice to the Adviser.  This Agreement may be terminated by the Adviser with respect to the Fund at any time upon the giving of sixty (60) days’ written notice to the Company.  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act).  Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning on the date first written above and ending two years from such date and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by (a) the Board of Directors or by the vote of the majority of the outstanding voting securities of the Company, as defined in the Act, and (b) the Board of Directors in the manner required by the Act.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

PROVIDENT TRUST COMPANY
(the “Adviser”)

By:

PROVIDENT TRUST MUTUAL FUNDS, INC.
(the “Company”)

By:

SCHEDULE A

Provident Trust Strategy Fund

Compensation (as a % of
Average Daily Net Assets)

0.75%	$0-$30,000,000
0.65%	$30,000,001-$100,000,000
0.60%	Over $100,000,000

Logo Centered in This Box (shows through window on outbound envelope)	PROXY CARD FOR FMI PROVIDENT TRUST STRATEGY FUND A series of FMI Mutual Funds, Inc. Proxy for A Special Meeting of Shareholders – August 24, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned constitutes and appoints Ted D. Kellner and John S. Brandser, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the FMI Provident Trust Strategy Fund held of record by the undersigned on June 29, 2012, as designated below, at the Special Meeting of Shareholders of the FMI Provident Trust Strategy Fund at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Friday, August 24, 2012, at 10:00 a.m. (Central Time), and at any adjournments or postponements thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Shareholder Registration Printed Here (shows through window on outbound envelope)
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-581-3783. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on August 24, 2012

The proxy statement for this meeting is available at: www.fiduciarymgt.com/fmifunds/fmirx/specialmeeting

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-800-581-3783 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.	NOTE: The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
Shareholder sign here Date
Option below available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the
	control number found on the reverse side of this proxy card.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

FMI PROVIDENT TRUST STRATEGY FUND

CONTROL NUMBER

123456789123

This proxy will be voted as specified.  By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the new advisory agreement, “FOR” each of the nominees for director identified below, “FOR” all of the changes to certain fundamental investment limitations identified below and “FOR” the amendment to the articles of incorporation, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope.  If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

The Board of Directors of FMI Mutual Funds, Inc. recommends that you vote “FOR” the new advisory agreement, “FOR” each of the nominees for director identified below, “FOR” all of the changes to certain fundamental investment limitations identified below and “FOR” the amendment to the articles of incorporation.
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve the new investment advisory agreement between FMI Mutual Funds, Inc., on behalf of the FMI Provident Trust Strategy Fund, and Provident Trust Company. (Approval of the new investment advisory agreement is conditioned on the election of the four nominees identified below.)

	□	□	□
2. To elect four directors to the Board of Directors (the election of these nominees is conditioned on the approval of the new investment advisory agreement):	FOR		WITHHOLD
2A. Thomas N. Tuttle, Jr. (interested)	□		□
2B. Douglas C. Malmquist (independent)	□		□
2C. John F. Hensler (independent)	□		□
2D. Robert H. Manegold (independent)	□		□
	FOR	AGAINST	ABSTAIN
3A. To approve the reclassification of the fundamental investment limitation related to selling short and buying on margin as a non-fundamental investment limitation.	□	□	□
3B. To approve the reclassification of the fundamental investment limitation related to pledging assets as a non-fundamental investment limitation.	□	□	□
4A. To approve modifying the fundamental investment limitation related to issuing senior securities and borrowing money, to make it less restrictive and provide more flexibility to the Fund.	□	□	□
4B. To approve modifying the fundamental investment limitation related to loans, to make it less restrictive and provide more flexibility to the Fund.	□	□	□
4C. To approve modifying the fundamental investment limitation related to investing in real estate, to make it less restrictive and provide more flexibility to the Fund.	□	□	□
4D. To approve modifying the fundamental investment limitation related to investing in commodities, to make it less restrictive and provide more flexibility to the Fund.	□	□	□
5A. To approve eliminating the fundamental investment limitation related to ownership of related party securities.	□	□	□
5B. To approve eliminating the fundamental investment limitation related to the acquisition of securities also owned by certain related persons.	□	□	□
5C. To approve eliminating the fundamental investment limitation related to oil, gas and other mineral leases.	□	□	□
6. To approve an amendment to the articles of incorporation of FMI Mutual Funds, Inc. to revise Article III, the company’s purpose, to provide more flexibility.	□	□	□